SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 25, 2005

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP

as Depositor under the Pooling and Servicing Agreement
providing for the issuance of

WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2005-4
(Exact name of Registrant as specified in its charter)

Delaware	333-103345-66	94-2528990
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706
SEATTLE, WASHINGTON 98101
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 377-8555

SECTION 8.  OTHER EVENTS

ITEM 8.01 Other Events

     This Current Report on Form 8-K relates to the distribution report furnished to certificate holders in connection with the October 2005 distribution.

SECTION 9.    FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c)  Exhibits

Exhibit No.	Description

99.1	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-4 Monthly Distribution Report for October 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
Date: October 27, 2005	By:	/s/ Barbara Campbell Barbara Campbell First Vice President (Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-4 Monthly Distribution Report for October 2005